Exhibit 32
CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Newgold, Inc., a Delaware corporation (the “Company”), do hereby certify with respect to the Amended Quarterly Report of Newgold on Form 10-QSB/A for the quarter ended July 31, 2006 as filed with the Securities and Exchange Commission (the “10-QSB/A Report”) that:

(1)     the 10-QSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     the information contained in the 10-QSB/A Report fairly presents, in all material respects, the financial condition and results of operations of Newgold.

NEWGOLD, INC.

Dated: September 19, 2006                            /s/ Scott Dockter
Scott Dockter, President and Chief Executive Officer

Dated: September 19, 2006                            /s/ James Kluber
                James Kluber, Chief Financial Officer